HSBC FUNDS
HSBC Frontier Markets Fund

Supplement dated April 29, 2014
to the Prospectus and Statement of Additional Information
dated February 28, 2014

Effective April 30, 2014 (the “Effective Date”), the HSBC Frontier Markets Fund (the “Fund”) will be closed to new investors. Except as indicated below, only investors of the Fund on the Effective Date, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund. If you are an existing investor in the Fund as of the Effective Date, you may continue to invest through exchanges and additional purchases. After the Effective Date, any other order to purchase shares of the Fund will be rejected.

Notwithstanding the foregoing, the following persons will be permitted to purchase shares of the Fund after the Effective Date:

  Clients of discretionary investment allocation programs where such programs had investments in the Fund on the Effective Date.
  Clients of a financial adviser or planner who had client assets invested in the Fund on the Effective Date.
  Funds within the HSBC Family of Funds for which the Fund is an approved underlying fund.
  Participants in a 401(k) plan or other employee retirement plan for which the Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Fund in effect on the Effective Date.

Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

The Fund reserves the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE